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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-92091 of Alaska Communications Systems Group, Inc. on Form S-8 of our report dated February 20, 2003 (August 5, 2003 as to Notes 16 and 21), appearing in the Annual Report on Form 10-K/A of Alaska Communications Systems Group, Inc. for the year ended December 31, 2002.

/s/ DELOITTE & TOUCHE LLP

Portland, Oregon
September 30, 2003